Exhibit 10.33

Execution

AMENDMENT NO. 1

EQUITY CAPITAL CONTRIBUTION AGREEMENT

This AMENDMENT NO. 1 TO EQUITY CAPITAL CONTRIBUTION AGREEMENT (this “Amendment”), is entered into effective as of November 19, 2015 (“Effective Date”) by and between Clean Technologies 2015, LLC, a Delaware limited liability company (the “Clean Technologies”) and 2015 ESA InvestCo, LLC (“InvestCo”, and together with Clean Technologies, the “Parties”). Capitalized terms used and not otherwise defined herein have the meanings given to them in the ECCA (as defined below). All Section references, unless otherwise indicated, shall be references to Sections of the ECCA and the rules of interpretation set forth in the ECCA apply as if set forth herein.

RECITALS

WHEREAS, reference is hereby made to that certain Equity Capital Contribution Agreement, dated as of June 25, 2015, by and between Clean Technologies and InvestCo (the “ECCA”); and

WHEREAS, Clean Technologies and InvestCo now wish to hereby amend the ECCA as set forth herein.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto hereby agree as follows:

AGREEMENT

Section 1. Amendment to the ECCA. Exhibit A to the ECCA is hereby amended and restated in its entirety to read as set forth on Attachment 1 attached hereto.

Section 2. No Other Changes or Waivers. Except as expressly provided or contemplated by this Amendment, all of the terms, conditions and provisions of the ECCA remain unaltered and in full force and effect. Except as specifically provided herein, the execution, delivery and performance of this Amendment shall not be deemed as a waiver of any other matters or any future matters. The ECCA and this Amendment shall be read and construed as one instrument.

Section 3. Headings. The section and paragraph headings contained in this Amendment are for reference purposes only and shall not affect in any way the meaning and interpretation of this Amendment.

Section 4. Governing Law. THIS AMENDMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, (provided the substance of the agreement between the Parties is not thereby materially altered) and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Parties hereto hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

Section 6. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which, when taken together, shall constitute one and the same instrument. Signatures of the Parties hereto transmitted by facsimile or portable document format (PDF) shall be deemed to be their original signatures for all purposes.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

CLEAN TECHNOLOGIES 2015, LLC

By:	/s/ William E. Brockenborough
Name:	William E. Brockenborough
Title:	Vice President

2015 ESA INVESTCO, LLC

By:
Name:	Gary D. Fromer
Title:	Senior Vice President

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the Effective Date.

CLEAN TECHNOLOGIES 2015, LLC

By:
Name:	William E. Brockenborough
Title:	Vice President

2015 ESA INVESTCO, LLC

By:	/s/ Gary D. Fromer
Name:	Gary D. Fromer
Title:	Senior Vice President

ATTACHMENT 1

EXHIBIT A

Contribution Amounts

Bloom Member Contribution:	$27,931,672.62

Investor Contribution:	$251,385,054.00